SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 26, 2007

Morgan Stanley
(Exact Name of Registrant
as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-11758 (Commission File Number)	36-3145972 (IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

   Item 8.01 Other Events.

     The 2007 proxy statement of Morgan Stanley (the “Company”), sent to shareholders on or about February 24, 2007 (the “Proxy Statement”), contained an error relating to the growth in book value per share of the Company’s common stock. The final sentence of the second full paragraph of page 36 of the Proxy Statement should read in its entirety as follows: “Through strong earnings generation during the corresponding period, book value per share increased by almost three times over the same period.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MORGAN STANLEY
(Registrant)

Date:	February 28, 2007	By:	/s/ William J. O’Shaughnessy, Jr.

			Name:	William J. O’Shaughnessy, Jr.
			Title:	Assistant Secretary